UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: December 14, 2009

Date of earliest event reported: September 30, 2009

INTERNATIONAL ASSETS HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23554	59-2921318
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Id. No.)

220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida	32701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 741-5300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K is an amendment to the Current Report on Form 8-K filed by International Assets Holding Corporation (“International Assets”) on October 1, 2009 to report the completion of its business combination with FCStone Group, Inc. (“FCStone”), in accordance with the terms of the Agreement and Plan of Merger, dated as of July 1, 2009 (the “Merger Agreement”), by and among International Assets, International Assets Acquisition Corp., a wholly owned subsidiary of International Assets, and FCStone. Pursuant to the terms of the Merger Agreement, FCStone became a wholly owned subsidiary of International Assets (the “Merger”).

International Assets is filing this Amendment No. 1 to provide the historical audited and unaudited financial statements and unaudited pro forma financial information that are required to be filed under Item 9.01 of Form 8-K in connection with the completion of the Merger.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

(i) The audited consolidated statements of financial condition of FCStone as of August 31, 2008 and 2007, and the related consolidated statements of operations, stockholders’ equity and comprehensive income, and cash flows for each of the three years ended August 31, 2008, and the related notes, the effectiveness of internal control over financial reporting as of August 31, 2008, and report of independent auditors thereto, were previously filed by FCStone with the Securities and Exchange Commission (the “SEC”) on May 12, 2009 as part of its Annual Report as Form 10-K/A for the fiscal year ended August 31, 2008, and are incorporated by reference herein pursuant to Instruction B.3 of Form 8-K.

(ii) The unaudited consolidated statements of financial condition of FCStone as of May 31, 2009 and 2008, the unaudited consolidated statements of operations for the nine months ended May 31, 2009 and 2008, and the unaudited consolidated statements of cash flows for the nine months ended May 31, 2009 and 2008, and the related notes thereto, were previously filed by FCStone with the SEC on July 10, 2009 as part of its Quarterly Report on Form 10-Q for the quarter ended May 31, 2009, and are incorporated by reference herein pursuant to Instruction B.3 of Form 8-K.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheets of International Assets and FCStone as of September 30, 2008 and June 30, 2009, and the unaudited pro forma condensed combined statements of income for the fiscal year ended September 30, 2008 and the nine months ended June 30, 2009, and the related notes to the unaudited pro forma condensed combined financial information, were previously filed by International Assets as part of its Registration Statement on Form S-4 (File No. 333-160832) filed with the SEC on July 17, 2009, as amended by Pre-Effective Amendment No. 1 filed on August 14, 2009.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Document

23	Consent of KPMG LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ASSETS HOLDING CORPORATION

Date: December 14, 2009	By:	/S/ SEAN M. O’CONNOR
Sean M. O’Connor, its Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Document

23	Consent of KPMG LLP